Exhibit 10.17

            Assignment, dated February 16, 2005, of OnScreenTM technology patents ownership from inventor to CH Capital, Inc.

                                   ASSIGNMENT

      WHEREAS, I, the undersigned, JOHN M. POPOVICH, of Solana Beach, State of California, am inventor of the inventions embodied in the following Patent applications

      1)    Provisional  U.S.  Patent  application
            Serial  No.60/405,826  filed
            August 2&, 2002.

      2)    U.S.  Serial   No.10/625,185  filed
            July  23,  2003,  and  entitled
            "ELECTRONIC  ASSEMBLY/SYSTEM WITH
            REDUCED COST, MASS, AND VOLUME AND
            INCREASED EFFICIENCY AND POWER DENSITY"
            and  based  on above Provisional application.

      3)    U.S. Serial No.10/722,672 fled
            11/28/2003, a continuation-in-part of
            above Serial. No.10/625, 1.85.

      4)    Application  PCT/US03/25913
            based on above Serial No.10/625,185 and
            claiming priority date August 26, 2002.

      WHEREAS, CH CAPITAL, INC. (aka CH CAPITAL, LLC) a California Partnership having its place of business at 2414 Southview drive, Alamo, CA 94507, is desirous of acquiring the whole right, title and interest in and to said above listed inventions, applications, and Letters Patent to issue thereon, in the United States and throughout the world.


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


      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, I the undersigned, JOIN M. POPOVICH, do hereby sell, assign and transfer unto CH CAPITAL, INC. all of my entire right, title and interest in and to said above listed inventions, applications and Letters Patent to issue thereon, in the United States and throughout the world; directing and authorizing the Commissioner of Patents to issue the United States Letters Patent thereon in conformance with this Assignment; and I hereby further agree to execute all further documents that may he necessary or desirable to secure unto CH CAPITAL, INC. any and all of the rights, titles and interest herein transferred or agreed to be transferred.

      Executed at Solana Beach, California, on this 16th day of February, 2005.



                                                      /s/ John M. Popovich
                                                      --------------------------
                                                      John M. Popovich


In the presence of:

/s/
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